Exhibit 10.3

DEED OF INTEREST ASSIGNMENT – LICENCE PEDL 245

This Deed of Interest Assignment is entered into the 21st day of December 2012 by and between:

Alamo Energy Corp., registered number CIK#: 0001360334, a Nevada corporation, with a mailing address of 10575 Katy Freeway, Suite 300, Houston, Texas, 77024, USA hereinafter ‘Seller’;

and

Northdown Energy Limited, registered number 05822509, a company registered in England whose registered office is at Oldfield House, Oldfield Road, London SW19 4SD, hereinafter ‘Buyer’;

(hereinafter together referred to collectively as the “Parties” and individually as a “Party”)

Whereas:

(A)
Seller and Buyer have entered into a Sale and Purchase Agreement of even date herewith in respect of United Kingdom Petroleum Exploration and Development Licence No. PEDL 245, covering Blocks TQ26, TQ36, TQ46 and TQ56, dated 14th October, 2008 (“SPA”) pursuant to which Seller has undertaken to, inter alia, transfer and assign to Buyer the Transferred Interest as therein defined;

(B)
The transfer and assignment of the Transferred Interest is perfected, inter alia, by this Agreement a Novation and Amendment of Participation Agreement regarding Petroleum Exploration and Development Licence PEDL 245 dated 14 October, 2008, and a novation of the Joint Operating Agreement for UK Onshore Petroleum Exploration and Development Licence No. PEDL 245 Blocks TQ26, TQ36, TQ46 and TQ56 and a Deed of Assignment of United Kingdom Petroleum Exploration and Development Licence No. PEDL 245, Blocks TQ26, TQ36, TQ46 and TQ56 dated 14th October, 2008.

(C)	The Secretary of State for Energy and Climate Change has by email dated 29th November, 2012, given consent to the assignment of the Transferred Interest;

Therefore the Parties agree as follows:

1.
With effect from the date hereof, the Seller as legal and beneficial owner hereby assigns, transfers and conveys to and in favour of the Buyer, upon and subject to the terms of the SPA the Transferred Interest and the Buyer hereby accepts the Transferred Interest.

2.	Nothing contained herein shall prejudice the rights and obligations of the Parties under the SPA in respect of the Transferred Interest.

3.
The Parties shall do all such further things and execute or procure the execution of all such documents or deeds as the case may be in order to give full and complete effect to the terms and true intent of this Deed of Assignment.

4.
For the purposes of the Contracts (Rights of Third Parties) Act 1999 this Deed of Assignment is not intended to, and does not, give any person who is not a Party to it any right to enforce any of its provisions.

5.
This Deed of Interest Assignment may be executed in any number of counterparts to the same effect as if the executions on the counterparts were on a single text of this Deed of Interest Assignment and it is hereby declared that this Deed of Interest Assignment shall not come into force and effect until a counterpart has been executed and delivered by each Party. A Party shall be entitled to rely on a copy of this Deed of Interest Assignment signed by the other Party and delivered to it by facsimile transmission or electronic means (including e-mail) until the delivery to it of an original of this Deed of Interest Assignment containing the original signature of the other Party.

6.	This Deed of Interest Assignment shall be governed and construed in all respects by English Law and each Party hereby irrevocably submits to the jurisdiction of the English Courts.

IN WITNESS WHEREOF this Deed of Assignment has been duly executed and delivered by the parties hereto (other than the Secretary of State) on the day and year first above written.

Executed and delivered as a Deed by

ALAMO ENERGY CORP.
acting by the following person who in accordance with the laws of the State of Nevada is acting under its authority:

/s/ Allan Millmaker
Director
/s/ Debra McVey
Witness
Witness Name: Debra McVey
Address:
Occupation: HR Coordinator

Executed and delivered as a Deed by
NORTHDOWN ENERGY LIMITED
on being signed by:

/s/ R. J. P. Ross
Director
/s/ Alexander MacDonald
Witness
Witness Name: Alexander MacDonald
Address:
Occupation: Investment Banker